EXHIBIT 10-A-31






                                SERVICE AGREEMENT

                                     between

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                       and

                 PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC.

                                      DATED

                                JANUARY 23, 1996





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                                                        System Contract 001.2387
Transcontinental Gas Pipe Line Corporation


                                SERVICE AGREEMENT

    THIS AGREEMENT entered into this 23 day of JANUARY , 1996 by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," first party, and PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC. hereinafter referred to as "Buyer," second party,

                               W I T N E S S E T H

WHEREAS, Seller and Buyer wish to enter into an agreement for the transportation of Natural Gas; NOW, THEREFORE, Seller and Buyer agree as follows:

                                   ARTICLE I
                           GAS TRANSPORTATION SERVICE

    1. Subject to the terms and provisions of this agreement and of Seller's Rate Schedule IT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on an interruptible basis, up to a maximum daily quantity of 300,000 DT per day. Seller, after having satisfied any pending requests for service under Rate Schedule IT, may transport daily quantities of gas tendered by Buyer in excess of the specified maximum daily quantity; however, in no event shall Seller be obligated to receive at any point(s) of receipt a quantity of gas in excess of the lower of Buyer's (1) maximum daily quantity plus compressor fuel and line loss make-up or (2) the daily quantity scheduled for delivery to Seller. Nor shall Buyer tender at any one or all point(s) of receipt a cumulative quantity of natural gas in excess of such daily quantity without the prior consent of Seller.

    2. Transportation service rendered hereunder shall be subject to curtailment or interruption when in Seller's judgment such curtailment or interruption is necessary due to operating conditions or insufficient pipeline capacity available on Seller's system, or is otherwise necessary to protect authorized firm services. In the event Seller is unable to receive or deliver the total quantity of natural gas requested to be transported for all Buyers of service under Rate Schedule IT, then seller shall allocate available capacity among such Buyers in accordance with Section 6 of Seller's Rate Schedule IT and Section 28 of the General Terms and Conditions of Seller's FERC Gas Tariff.

                                   ARTICLE II
                               POINT(S) OF RECEIPT

Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, that such pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum allowable operating pressure specified below.



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                                                        System Contract 001.2387
Transcontinental Gas Pipe Line Corporation

                                SERVICE AGREEMENT
                                   (Continued)

In the event the maximum operating pressure of Seller's pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall include all available points of receipt on Seller's System as posted in the "Bulletin Board" Section of the transportation request log program required by Commission Regulation 250.16(b)(2).

                                   ARTICLE III
                      POINT(S) OF DELIVERY AND PRESSURE(S)

     Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery:

                              POINT(S) OF DELIVERY
                              --------------------
                                  SEE EXHIBIT A

                                   ARTICLE IV
                                TERM OF AGREEMENT

     This agreement shall be effective as of JANUARY 23, 1996, and shall remain in force and effect through FEBRUARY 22, 1996, and thereafter until terminated by Seller or Buyer upon at least thirty (30) days written notice to the other specifying a termination date; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller's sole judgment, fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 32 of the General Terms and Conditions of Seller's Volume No. 1 Tariff.

                                    ARTICLE V
                             RATE SCHEDULE AND PRICE

     1. Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller's Rate Schedule IT and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.


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                                                        System Contract 001.2387
Transcontinental Gas Pipe Line Corporation

                               SERVICE AGREEMENT
                                   (Continued)

     2. Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel and line loss make-up in providing the transportation service hereunder, which quantity may be made from time to time and will be specified on the currently effective Sheet No. 44 of Volume No. 1 of Seller's Tariff which relate to service under this agreement and which are incorporated herein.

     3. Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under this Rate Schedule, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.

                                   ARTICLE VI
                                  MISCELLANEOUS

     1. This agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto:

        NONE

     2. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

     3. The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

     4. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

     5. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

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                                                        System Contract 001.2387

Transcontinental Gas Pipe Line Corporation

                                SERVICE AGREEMENT
                                   (Continued)

      (a) If to Seller:

          Transcontinental Gas Pipe Line Corporation
          P. O. Box 1396
          Houston, Texas 77251
          Attention: Customer Service

      (b) If to Buyer:

          PUBLIC SERVICE COMPANY OF N.C., INC.
          P.O. BOX 698
          GASTONIA, NORTH CAROLINA 28053-0698
          ATTN: DIANA WOOD

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  agreement to be
signed  by  their  respective   officers  or   representatives   thereunto  duly
authorized.

     TRANSCONTINENTAL GAS PIPE LINE CORPORATION
       (Seller)


         By:  s\ Frank J. Ferazzi
              ---------------------------------
              Frank J. Ferazzi
              Vice President - Customer Service

     PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC.
       (Buyer)


         By:  s\ Franklin H. Yoho
              ---------------------------------
              Senior Vice President -
              Marketing and Gas Supply
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                                                        Page No. 1
                                                        System Contract 001.2387

                                    EXHIBIT A

     Attached to and forming a part of the gas transportation agreement dated JANUARY 23, 1996, between Transcontinental Gas Pipe Line Corporation (Seller) and PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC. (Buyer).

     A. Delivery Point Transfer No       Delivery Point                 MDQ

              6585              WASHINGTON GAS LIGHT COMPANY          10,000
              6608              PUBLIC SERVICE NORTH CAROLINA        290,000

                                                     TOTAL           300,000

     B. Delivery Point Pressures: Not less than the pressure(s) as may be mutually agreed upon in the day-to-day operation of the interconnecting company's pipeline, but in no event in excess of Seller's operating pressure; or, if applicable, not less than the pressure(s) as stated in the existing sales service agreement between Seller and interconnecting Company, unless otherwise mutually agreed upon between Seller and such interconnecting Company.

     C. Receipt Point Pressures: Buyer shall deliver or cause to be delivered gas at Seller's point(s) of receipt, at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, that such pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum allowable operating pressure specified below.

     In the event the maximum operating pressure of the Seller's pipeline system, at Seller's point(s) of receipt, is from time to time increased or decreased, then the maximum allowable pressure of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased.

     D. Receipt Point information: The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall include all available points of receipt on Seller's System as posted in the "Bulletin Board" Section of the transportation request log program required by Commission Regulation 250.16(b)(2).

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                                                    Page No. 2
                                                    System Contract No. 001.2387


                                   EXHIBIT A
                                  (Footnotes)

"Please note: The following may or may not pertain to this particular contract. These are frequently used footnotes and are therefore listed on this footnote page for your information. Only the footnote numbers associated with receipt and delivery points listed on the Exhibit A will apply to this contract."

     1/   "VARIOUS"  HAS  BEEN  USED  UNDER  "PRODUCER"  AND  "SOURCE"  FOR TGPL
          ADMINISTRATIVE PURPOSES OF PROCESSING THE CONTRACT. THE SPECIFIC PRODUCERS AND SOURCES FOR A GIVEN RECEIPT POINT MUST STILL BE IDENTIFIED AT THE TIME OF SCHEDULING THE GAS AND ARE LIMITED TO THE PRODUCER/SOURCES ITEMIZED ON THE CONTRACT UNDER DELIVERY POINT __________ (TRANSFER POINT NO. ).
     2/   SPECIFIC  SOURCES  AND  PRODUCERS  MUST  BE  IDENTIFIED  PRIOR  TO GAS
          FLOWING.
     3/   RECEIPTS BY DISPLACEMENT OF SCHEDULED DELIVERIES.
     4/ DELIVERIES BY DISPLACEMENT OF SCHEDULED RECEIPTS. 5/ USES TGPL CAPACITY IN HIOS.
     6/   USES TGPL CAPACITY IN UTOS.
     7/   USES TGPL CAPACITY IN HIOS/UTOS.
     8/   FOR ADMINISTRATIVE PURPOSES ONLY.
     9/ DELIVERY CONTINGENT UPON CORRESPONDING REQUEST FOR INJECTION INTO WASHINGTON STORAGE BY A RATE SCHEDULE WSS CUSTOMER.
     10/ SUPPLIER TO PROVIDE SPECIFIC SOURCE AND PRODUCER INFORMATION PRIOR TO GAS FLOWING.